RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2024
RESTRICTED NET ASSETS
RESTRICTED NET ASSETS

28. RESTRICTED NET ASSETS

Pursuant to laws applicable to entities incorporated in the PRC, the subsidiaries and the VIE of the Group established in the PRC must make appropriations from after-tax profit to non-distributable reserved funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end) until the accumulative amount of such reserved fund reaches 50% of their registered capital; the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion, and the staff bonus and welfare are not distributable as cash dividends. The appropriation to these reserves by the Group’s PRC entities was nil for the years ended December 31, 2022, 2023 and 2024. The accumulated reserves as of December 31, 2023 and 2024 were RMB10.6 million and RMB7.3 million (US$1.0 million). In addition, due to restrictions on the distribution of registered capital from the Company’s PRC subsidiaries, the PRC subsidiaries’ registered capital of RMB88 million and RMB144.5 million (US$19.8 million) as of December 31, 2023 and 2024, were considered restricted. As a result of these PRC laws and regulations, as of December 31, 2023 and 2024, approximately RMB77.4 million and RMB137.2 million (US$18.8 million), were not available for distribution to the Company by its PRC subsidiaries in the form of dividends, loans or advances.